                                                                  Exhibit 10b(8)

                                                                  EXECUTION COPY




                                    AMENDMENT




                                    Dated as of February 13, 2002

To the Lenders parties to the Credit Agreement and the Administrative Agent referred to below


Ladies and Gentlemen:

     Reference is made to the Three-Year Credit Agreement, dated as of November 13, 2001 (the "Credit Agreement"), among Progress Energy, Inc. (the "Borrower"), the Lenders parties thereto and Citibank, N.A. ("Citibank"), as Administrative Agent. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement. The Borrower hereby requests that the Credit Agreement be amended, as provided below, so that certain provisions apply to only the Significant Subsidiaries of the Borrower, rather than to all Subsidiaries of the Borrower.

     Section 1. Amendments. The parties agree that, subject to the satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement is, as of the date hereof, hereby amended as follows:

     (a) Subsection (h) of Section 5.01 is amended and restated in its entirety to read as follows:

          "(h) Material Obligations. Pay, and cause each Significant Subsidiary to pay, promptly as the same shall become due each material obligation of the Borrower or such Significant Subsidiary."

     (b) Subsections (d), (e) and (f) of Section 6.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

          "(d) The Borrower or any Significant Subsidiary shall fail to pay any amount in respect of any Indebtedness in excess of $10,000,000 (but excluding Indebtedness hereunder) of the Borrower or such Significant Subsidiary (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

          (e) The Borrower or any Significant Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Significant Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower or any Significant Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against the Borrower or any Significant Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or"

     Section 2. Conditions to Effectiveness. Section 1 of this Amendment shall be effective as of the date hereof when and if (i) the Borrower and the Majority Lenders shall have executed and delivered to the Administrative Agent executed counterparts of this Amendment, and (ii) the representations and warranties of the Borrower set forth in Section 3 below shall be true and correct on and as of such date of effectiveness as though made on and as of such date.

     Section 3. Representations and Warranties. The Borrower represents and warrants that (i) the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement, as amended hereby), are true and correct on and as of the date hereof as though made on and as of such date, and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

     Section 4. Effect on the Credit Agreement. If you consent and agree to the foregoing, please evidence such consent and agreement by executing and returning six counterparts of this Amendment to King & Spalding, 1185 Avenue of the Americas, New York, New York 10036, Attention: Elizabeth T. Wubneh (fax no. 212-556-2222). The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement. Except as expressly amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall be binding on the parties hereto and their respective successors and permitted assigns under the Credit Agreement.

     Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall constitute an original, and all of which taken together shall constitute one and the same instrument.

     Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,

                                    PROGRESS ENERGY, INC.


                                    By
                                      -----------------------------
                                      Name:
                                      Title:

The undersigned hereby consent
and agree to the foregoing:

CITIBANK, N.A.


By
   --------------------------
   Name:
   Title:

JPMORGAN CHASE BANK


By
   --------------------------
   Name:
   Title:

BANK ONE, NA


By
   --------------------------
   Name:
   Title:

BANK OF AMERICA, N.A.


By
   --------------------------
   Name:
   Title:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY


By
   --------------------------

   Name:
   Title:

 WACHOVIA BANK, N.A.


By
  --------------------------
   Name:
   Title:

SUNTRUST BANK


By
   --------------------------
   Name:
   Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED


By
   --------------------------
   Name:
   Title:

MELLON BANK, N.A.


By
   --------------------------
   Name:
   Title: